Exhibit (14)

  CONSENT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the captions "Financial Highlights", "Independent Registered Public Accounting Firm" and "Experts" in the Combined Proxy Statement of Regions Morgan Keegan Select Funds (consisting of Regions Morgan Keegan Select Mid Cap Growth Fund, Regions Morgan Keegan Select Growth Fund, Regions Morgan Keegan Select Core Equity Fund, Regions Morgan Keegan Select Mid Cap Value Fund, Regions Morgan Keegan Select Value Fund, Regions Morgan Keegan Select Balanced Fund, Regions Morgan Keegan Select Fixed Income Fund, Regions Morgan Keegan Select Limited Maturity Fixed income Fund, Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund, Regions Morgan Keegan Select Treasury Money Market Fund and Regions Morgan Keegan Money Market Fund) and Prospectus of Pioneer Mid Cap Growth Fund II (a series of Pioneer Series Trust I), Pioneer Growth Fund (a series of Pioneer Series Trust
I), Pioneer Fund, Pioneer Mid Cap Value Fund, Pioneer Cullen Value Fund (a series of Pioneer Series Trust III), Pioneer Classic Balance Fund (a series of Pioneer Series Trust IV), Pioneer Bond Fund, Pioneer Short Term Income Fund, Pioneer Intermediate Tax Free Income Fund (a series of Pioneer Series Trust I), Pioneer Treasury Reserves Fund (a series of Pioneer Series Trust IV), Pioneer Cash Reserve Fund (a series of Pioneer Money Market Trust) ("Combined Proxy Statement and Prospectus"), and the incorporation by reference of our reports, dated February 18, 2009, December 19, 2008, August 18, 2008, September 19, 2008, and October 24, 2008 on the financial statements and financial highlights of Pioneer Fund and Pioneer Cash Reserves Fund as of December 31, 2008, Pioneer Mid Cap Value Fund as of October 31, 2008, Pioneer Cullen Value and Pioneer Bond Fund as of June 30, 2008, Pioneer Treasury Reserves Fund and Pioneer Classic Balanced Fund as of July 31, 2008 and Pioneer Short Term Income Fund as of August 31, 2008, respectively, in the Combined Proxy Statement and Prospectus included in this Registration Statement on Form N-14 of the Pioneer Funds. We further consent to the reference to us under the heading "Representations and Warranties" (paragraphs 4.1(e) and 4.2(h)) in the Agreement and Plan of Reorganization included as Exhibit A to the Combined Proxy Statement and Prospectus.

We also consent to the reference to our firm under the captions "Independent Registered Public Accounting Firm" and "Financial Statements" in the Pioneer Fund Statement of Additional Information on Form N-1A, which was filed with the Securities and Exchange Commission on April 25, 2008 in Post-Effective Amendment No. 82 (File No. 2-25980), Pioneer Mid Cap Value Fund Statement of Additional Information on Form N-1A, which was filed with the Securities and Exchange Commission on February 28, 2008 in Post-Effective Amendment No. 28 (File No. 33-34801), Pioneer Cullen Value Fund Statement of Additional Information on Form N-1A, which was filed with the Securities and Exchange Commission on October 27, 2008 in Post-Effective Amendment No. 4 (File No. 333-120144), Pioneer Classic Balance Fund Statement of Additional Information on Form N-1A, which was filed with the Securities and Exchange Commission on November 26, 2008 in Post-Effective Amendment No. 3 (File No. 333-126384), Pioneer Bond Fund Statement of Additional Information on Form N-1A, which was filed with the Securities and Exchange Commission on October 27, 2008 in Post-Effective Amendment No. 45 (File No. 002-462436), Pioneer Short Term Income Fund Statement of Additional Information on Form N-1A, which was filed with the Securities and Exchange Commission on December 23, 2008 in Post-Effective Amendment No. 5 (File No. 333-114423), Pioneer Treasury Reserves Fund Statement of Additional Information on Form N-1A, which was filed with the Securities and Exchange Commission on November 26, 2008 in Post-Effective Amendment No. 4 (File No. 333-126384), Pioneer Cash Reserves Fund Statement of Additional Information on Form N-1A, which was filed with the Securities and Exchange Commission on April 25, 2008 in Post-Effective Amendment No. 33 (File No. 33-13179), which are incorporated by reference into the Statement of Additional Information included in the Registration Statement on Form N-14 of the Pioneer Funds. We further consent to the incorporation by reference of our reports, dated February 18, 2009, December 19, 2008, August 18, 2008, September 19, 2008, August 18, 2008,
October 24, 2008, September 19, 2008 and February 18, 2009 on each of the financial statement and financial highlights of Pioneer Fund, Pioneer Mid Cap Value Fund, Pioneer Cullen Value Fund, Pioneer Classic Balanced Fund, Pioneer Bond Fund, Pioneer Short Term Income Fund, Pioneer Treasury Reserves Fund and Pioneer Cash Reserves Fund, respectively, included in the Annual Reports to the Shareowners for the years ended December 31, 2007, October 31, 2008, June 30, 2008, July 31, 2008, June 30, 2008, August 31, 2008, July 31, 2008 and December
31, 2008, respectively, which are also incorporated in this Registration Statement on Form N-14 for the Pioneer Funds.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
March 26, 2009
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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 of our report dated January 28, 2009, relating to the financial statements and financial highlights which appears in the November 30, 2008 Annual Report to Shareholders of the Regions Morgan Keegan Select Funds which is also incorporated by reference into the Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP


Chicago, IL
March 30, 2009